UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE BOND FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 37.8%
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	$3,020,000	$3,041,050	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	4,390,000	4,550,292	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	4,720,000	4,564,353
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,810,000	3,543,396
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,810,000	6,685,189
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,310,000	1,319,534	(a)

Total Automobiles				23,703,814

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc., Senior Notes	5.810%	11/10/15	4,400,000	4,729,758

Internet & Catalog Retail - 0.0%
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	102,003

Media - 1.5%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	46,620
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	730,000	891,620
CBS Corp., Senior Notes	7.625%	1/15/16	2,750,000	3,071,159
Comcast Corp., Notes	6.500%	1/15/15	470,000	491,557
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,030,513
Comcast Corp., Senior Notes	6.500%	1/15/17	1,590,000	1,815,306
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,626,198
Comcast Corp., Senior Notes	5.650%	6/15/35	3,380,000	3,819,495
Comcast Corp., Senior Notes	6.950%	8/15/37	260,000	337,730
Comcast Corp., Senior Notes	6.550%	7/1/39	300,000	374,471
COX Communications Inc., Senior Notes	6.950%	6/1/38	70,000	79,333	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	70,000	62,364	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	4,640,000	4,537,823	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	450,000	562,207
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	250,000	290,357
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,030,000	2,529,291
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	3,020,000	3,161,581
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	910,000	1,078,553
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,440,000	1,560,326
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	239,800
Time Warner Inc., Senior Debentures	7.700%	5/1/32	3,510,000	4,707,075
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,510,000	2,746,254
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	253,529
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	398,303
Viacom Inc., Senior Notes	4.250%	9/1/23	2,230,000	2,294,092
WPP Finance 2010, Senior Notes	5.625%	11/15/43	550,000	579,411
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,060,000	1,094,620

Total Media				41,679,588

Specialty Retail - 0.4%
Autozone Inc., Senior Notes	6.950%	6/15/16	5,620,000	6,306,314
Home Depot Inc., Senior Notes	5.400%	3/1/16	4,250,000	4,630,214

Total Specialty Retail				10,936,528

TOTAL CONSUMER DISCRETIONARY				81,151,691

CONSUMER STAPLES - 4.1%
Beverages - 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	5,140,000	5,900,638
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,405,922
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,930,000	3,710,663
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,067,240
Diageo Finance BV, Senior Notes	3.250%	1/15/15	4,070,000	4,161,461
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,610,000	3,502,996

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Beverages - 1.3% (continued)
Heineken NV, Senior Notes	1.400%	10/1/17	$1,560,000	$1,553,184	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	460,000	458,887
PepsiCo Inc., Senior Notes	0.700%	8/13/15	5,230,000	5,242,034
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	123,017
PepsiCo Inc., Senior Notes	4.000%	3/5/42	580,000	537,090
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,890,000	7,205,803	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	290,000	315,488	(a)

Total Beverages				36,184,423

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	210,000	198,097
CVS Caremark Corp., Senior Notes	5.750%	5/15/41	180,000	208,608
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,506,539	9,554,595
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	596,196	704,816
Kroger Co., Senior Notes	6.900%	4/15/38	1,220,000	1,511,208
Kroger Co., Senior Notes	5.150%	8/1/43	210,000	216,200
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	483,633
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	3,170,000	3,985,850

Total Food & Staples Retailing				16,863,007

Food Products - 0.9%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	2,408,000	2,745,869
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	3,280,000	3,299,772
Mondelez International Inc., Senior Notes	5.375%	2/10/20	8,812,000	9,961,975
Mondelez International Inc., Senior Notes	4.000%	2/1/24	3,680,000	3,734,262
WM Wrigley Jr. Co, Senior Notes	4.650%	7/15/15	1,070,000	1,119,239
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	681,966	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	2,230,000	2,250,099	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	740,000	747,086	(a)

Total Food Products				24,540,268

Tobacco - 1.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,590,000	4,737,159
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,830,000	5,271,119
Altria Group Inc., Senior Notes	2.850%	8/9/22	4,020,000	3,772,376
Altria Group Inc., Senior Notes	9.950%	11/10/38	200,000	320,896
Altria Group Inc., Senior Notes	5.375%	1/31/44	1,970,000	2,059,426
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	1,990,000	1,974,060	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	5,560,000	6,872,455
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	4,140,000	4,085,679
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	3,160,000	2,970,650
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	2,370,000	2,319,716
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	95,791
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,620,000	1,524,098
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,380,000	1,556,975

Total Tobacco				37,560,400

TOTAL CONSUMER STAPLES				115,148,098

ENERGY - 4.6%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	614,440
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,530,000	2,791,354
Petrofac Ltd., Senior Notes	3.400%	10/10/18	4,150,000	4,228,190	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	1,370,000	1,539,817

Total Energy Equipment & Services				9,173,801

Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	480,394
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	6,410,000	7,338,264
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	202,826
Apache Corp., Senior Notes	3.250%	4/15/22	1,470,000	1,482,695
Apache Corp., Senior Notes	5.100%	9/1/40	3,810,000	4,035,415
Apache Corp., Senior Notes	4.750%	4/15/43	590,000	593,114

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 4.3% (continued)
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	$210,000	$216,918
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,288,226
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	164,460
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,750,000	2,726,856
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	475,906
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,900,000	2,532,647
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,810,000	1,782,703
Devon Energy Corp., Senior Notes	5.600%	7/15/41	3,170,000	3,510,873
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	930,000	1,265,086
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,468,927
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	1,470,000	1,631,782
Hess Corp., Notes	8.125%	2/15/19	480,000	600,936
Hess Corp., Notes	7.875%	10/1/29	1,850,000	2,429,672
Hess Corp., Notes	7.300%	8/15/31	980,000	1,238,704
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,200,000	1,455,108
Noble Energy Inc., Senior Notes	4.150%	12/15/21	5,520,000	5,815,624
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,540,000	5,501,874
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	15,354,630
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,147,672
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,070,000	3,162,901
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,380,000	2,444,115
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	3,013,413
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	2,842,333
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	8,140,000	8,232,153
Petroleos Mexicanos, Notes	6.375%	1/23/45	7,730,000	8,338,737	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	4,719,000	4,440,579
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	790,000	869,988
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	210,000	233,625
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,200,000	4,609,886
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,246,141	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	720,000	783,131
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,633,000	2,897,514
Williams Cos. Inc., Notes	7.875%	9/1/21	127,000	150,893
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	29,170
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,223,000	1,474,356

Total Oil, Gas & Consumable Fuels				120,510,247

TOTAL ENERGY				129,684,048

FINANCIALS - 14.5%
Banks - 7.9%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	2,490,000	2,532,442	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,153,656
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,226,648
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	611,357
Bank of America Corp., Senior Notes	2.600%	1/15/19	4,700,000	4,718,541
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,070,000	6,816,109
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,649,740
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,495,881
Bank of America Corp., Senior Notes	5.000%	1/21/44	6,750,000	6,890,980
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,200,000	3,214,560
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,140,000	2,193,136	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,710,000	1,916,476	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	134,033	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	3,390,000	3,472,146
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	6,037,542
Citigroup Inc., Senior Notes	6.375%	8/12/14	671,000	685,088
Citigroup Inc., Senior Notes	5.500%	10/15/14	427,000	438,253
Citigroup Inc., Senior Notes	6.010%	1/15/15	4,774,000	4,975,859
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,540,000	4,012,455
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,625,000	2,476,556
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,238,202
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	2,188,046

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 7.9% (continued)
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	$1,650,000	$1,932,152
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,190,000	4,267,096	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	5,840,000	5,900,993
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	178,398	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	4,838,000	6,422,445	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	4,370,000	4,496,970
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	1,460,000	1,593,264
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,210,000	8,183,350	(a)(b)(c)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	440,000	498,494	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,380,000	2,382,930
ING Bank NV, Subordinated Notes	5.800%	9/25/23	5,150,000	5,492,202	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,130,000	2,185,359	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,361,666
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	10,000,000	9,375,000	(b)(c)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	8,050,000	8,083,037
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,271,000	2,376,486
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	7,599,000	8,125,398
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	643,138
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	173,573
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	169,800
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	5,285,000	5,990,954
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	3,060,000	2,896,654
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	114,255	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,900,000	1,926,167
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	254,958	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,860,000	6,146,554	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	1,500,000	1,522,500	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	700,000	714,846
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,220,000	4,864,191
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	4,200,000	4,280,094	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	103,426	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	5,280,000	5,230,368	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	3,360,000	3,462,104	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	415,506	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	1,130,000	1,301,914
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/19/14	20,320,000	19,532,600	(b)(c)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	11,102,159
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,410,000	2,555,424
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,594,631
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	660,387
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,270,000	2,203,230
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	151,747
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	505,628
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,950,000	2,110,659
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	2,000,000	2,000,000

Total Banks				223,560,413

Capital Markets - 2.1%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	842,548
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	5/19/14	700,000	539,000	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	2,240,000	2,249,858
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	570,000	573,787
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,722,248
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	6,340,000	7,073,779
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	436,357
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	1,007,361
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	362,854

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 2.1% (continued)
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	$1,430,000	$1,423,661
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,800,000	8,074,626
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	9,477,522
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	5/19/14	1,430,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,285,448
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,366,312
Morgan Stanley, Medium-Term Notes	0.687%	10/18/16	3,670,000	3,660,843	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	611,144
Morgan Stanley, Senior Notes	5.950%	12/28/17	1,400,000	1,598,135
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,561,638
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,470,000	4,869,609
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	3,047,789	(a)
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	459,000	523,471
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,750,000	1,876,779

Total Capital Markets				59,184,769

Consumer Finance - 1.5%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,450
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,720,000	5,171,704	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,510,000	3,575,489
American Honda Finance Corp., Notes	1.000%	8/11/15	4,990,000	5,018,922	(a)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	2,770,000	3,091,348
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,640,000	6,581,547
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	9,049,125
SLM Corp., Senior Notes	3.875%	9/10/15	3,640,000	3,749,200
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	5,520,000	5,469,520

Total Consumer Finance				41,717,305

Diversified Financial Services - 1.7%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	92,215
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	223,154
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	3,230,000	3,273,899
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,640,000	5,039,643
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,730,000	5,207,834
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,750,000	2,304,647
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	15,360,000	16,896,000	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	4,054,600	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,470,000	1,501,238	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,851,750	(a)
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	4,040,000	4,504,644	(a)

Total Diversified Financial Services				48,949,624

Insurance - 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	8,158,500
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	114,276
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	738,695
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	9,047,000	9,544,585
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	3,120,000	4,094,170	(a)

Total Insurance				22,650,226

Thrifts & Mortgage Finance - 0.5%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	10,120,000	11,099,768

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance - 0.5% (continued)
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	$3,510,000	$3,631,523

Total Thrifts & Mortgage Finance				14,731,291

TOTAL FINANCIALS				410,793,628

HEALTH CARE - 2.0%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	3.875%	11/15/21	3,000,000	3,129,087

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,730,000	2,997,005
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	40,084

Total Health Care Equipment & Supplies				3,037,089

Health Care Providers & Services - 0.9%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	3,050,000	3,269,002
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	365,997
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	9,090,000	9,624,465
Humana Inc., Senior Notes	3.150%	12/1/22	1,000,000	951,354
Humana Inc., Senior Notes	4.625%	12/1/42	350,000	337,536
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,790,000	1,893,014
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	720,000	837,924
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,960,000	2,289,750
WellPoint Inc., Notes	5.875%	6/15/17	938,000	1,057,598
WellPoint Inc., Notes	7.000%	2/15/19	992,000	1,179,709
WellPoint Inc., Senior Notes	1.250%	9/10/15	1,140,000	1,147,635
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,270,000	2,172,310

Total Health Care Providers & Services				25,126,294

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,320,000	1,344,425
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	400,000	431,066

Total Life Sciences Tools & Services				1,775,491

Pharmaceuticals - 0.8%
AbbVie Inc., Senior Notes	1.750%	11/6/17	5,850,000	5,868,486
AbbVie Inc., Senior Notes	2.900%	11/6/22	3,570,000	3,436,771
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,390,000	3,309,589
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,111,000	1,094,403	(a)
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	1,110,000	1,109,570	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	230,000	272,311
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,206,121
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	2,314,000	2,718,626	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	70,000	70,116
Wyeth, Notes	5.950%	4/1/37	1,680,000	2,033,304
Zoetis Inc., Senior Notes	3.250%	2/1/23	760,000	733,061

Total Pharmaceuticals				23,852,358

TOTAL HEALTH CARE				56,920,319

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	294,173
Boeing Co., Senior Notes	4.875%	2/15/20	4,990,000	5,589,000
Raytheon Co., Senior Notes	3.125%	10/15/20	1,420,000	1,434,531

Total Aerospace & Defense				7,317,704

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,720,000	4,839,213

Airlines - 0.7%
Air 2 US, Notes	8.027%	10/1/19	3,528,088	3,722,133	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	195,181	229,338
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,917,638	3,355,284
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,895,016

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - 0.7% (continued)
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	$1,348,671	$1,456,565
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	431,334	472,311
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,498,409	2,729,512
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	96,156	110,580
United Airlines Inc., Senior Secured Notes	6.648%	9/15/17	139,219	147,573
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	4,802,435	5,138,605

Total Airlines				20,256,917

Building Products - 0.2%
Masco Corp., Senior Notes	6.125%	10/3/16	4,120,000	4,521,700

Commercial Services & Supplies - 0.1%
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,019,513
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	432,287

Total Commercial Services & Supplies				1,451,800

Electrical Equipment - 0.4%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	380,000	378,637
Eaton Corp., Senior Notes	1.500%	11/2/17	2,060,000	2,050,083
Eaton Corp., Senior Notes	2.750%	11/2/22	6,810,000	6,446,571
Eaton Corp., Senior Notes	4.150%	11/2/42	2,150,000	1,987,754

Total Electrical Equipment				10,863,045

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	2,230,000	2,240,088
General Electric Co., Senior Notes	4.500%	3/11/44	1,060,000	1,076,444
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	23,010

Total Industrial Conglomerates				3,339,542

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,790,000	1,791,561
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	746,929

Total Machinery				2,538,490

TOTAL INDUSTRIALS				55,128,411

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	3,450,000	3,444,366

Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,960,000	4,921,014

TOTAL INFORMATION TECHNOLOGY				8,365,380

MATERIALS - 3.1%
Chemicals - 0.2%
Ecolab Inc., Senior Notes	3.000%	12/8/16	2,400,000	2,514,893
Ecolab Inc., Senior Notes	4.350%	12/8/21	850,000	914,601
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	770,000	849,458
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	359,598

Total Chemicals				4,638,550

Metals & Mining - 2.8%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	246,279
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,633,353
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	4,400,000	4,173,994
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,030,000	5,068,359
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	660,373
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,980,000	8,069,081
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	2,310,000	2,444,400
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	4,570,000	4,593,494
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,410,000	1,384,454
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	240,000	233,769

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 2.8% (continued)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	$820,000	$817,647
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	2,220,000	2,159,660
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	3,130,000	2,989,209
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,170,000	1,129,796	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	60,982
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,570,000	2,653,250
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,960,000	2,549,605
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	6,240,000	6,390,615
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	970,000	1,022,061
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	340,000	350,173
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	260,000	259,979
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	6,395,485
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,174,911
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,129,000	6,530,309
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	7,986,000	7,928,724
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	830,000	913,795	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	4,540,000	4,592,183	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,977,553	(a)

Total Metals & Mining				80,403,493

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,230,683

TOTAL MATERIALS				87,272,726

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.7%
AT&T Inc., Global Notes	5.800%	2/15/19	3,330,000	3,845,104
AT&T Inc., Senior Notes	2.500%	8/15/15	5,030,000	5,154,996
AT&T Inc., Senior Notes	4.450%	5/15/21	960,000	1,037,431
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,230,735
BellSouth Corp., Senior Bonds	5.200%	9/15/14	4,270,000	4,361,579
CenturyTel Inc., Senior Notes	6.000%	4/1/17	4,120,000	4,557,750
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	5,015,000	5,479,033
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	269,587
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	530,000	596,199
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,130,000	1,221,671
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	800,000	879,465
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	2,420,000	2,854,714
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	1,500,000	1,629,065
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	2,550,000	2,584,912
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,470,000	3,162,176
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	15,680,000	17,158,922
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	1,810,000	1,838,866
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	7,390,000	8,773,755
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	900,000	923,287
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	8,130,000	9,893,682
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	304,159

Total Diversified Telecommunication Services				77,757,088

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,299,212
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,278,917
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,829,776

Total Wireless Telecommunication Services				10,407,905

TOTAL TELECOMMUNICATION SERVICES				88,164,993

UTILITIES - 1.2%
Electric Utilities - 1.0%
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	700,000	865,688

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - 1.0% (continued)
Duke Energy Corp., Senior Notes	3.550%	9/15/21	$970,000	$990,757
Exelon Corp., Bonds	5.625%	6/15/35	515,000	552,802
FirstEnergy Corp., Notes	7.375%	11/15/31	8,515,000	9,780,806
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,410,000	1,405,721
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,740,000	4,597,511
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,430,000	1,688,889
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	323,675
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,240,000	6,038,209
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,360,000	1,335,962

Total Electric Utilities				27,580,020

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	33,674	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	7,130,097

Total Gas Utilities				7,163,771

TOTAL UTILITIES				34,743,791

TOTAL CORPORATE BONDS & NOTES (Cost - $1,057,990,524)				1,067,373,085

ASSET-BACKED SECURITIES - 7.1%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	1,350,000	1,356,097	(a)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.844%	4/25/34	201,321	190,420	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.836%	1/1/32	1,043,820	913,094	(b)(e)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.189%	7/25/32	1,159,616	1,043,657	(b)
Apidos CDO, 2013-16A A1	1.706%	1/19/25	2,300,000	2,287,350	(a)(b)(e)
Apidos CDO, 2013-16A B	3.056%	1/19/25	5,300,000	5,268,200	(a)(b)(e)
Argent Securities Inc., 2006-W4 A2B	0.264%	5/25/36	129,422	45,694	(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	7,900,000	7,879,815	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	4,705,000	4,865,836	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,820,963	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,100,000	2,157,660	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.783%	5/28/44	97,896	97,474	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.603%	4/28/39	610,000	598,662	(b)
Bear Stearns Asset Backed Securities Trust, 2004- HE10 M1	1.129%	12/25/34	4,792,645	4,464,368	(b)
Bear Stearns Asset-Backed Securities Trust, 2004- SD3 A3	0.724%	9/25/34	97,415	94,761	(b)
Bear Stearns Asset-Backed Securities Trust, 2005- SD2 2A1	0.814%	12/25/44	287,783	284,487	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.739%	12/27/39	5,900,000	6,552,056	(b)
Carlyle Global Market Strategies, 2013-4A A1	1.708%	10/15/25	4,550,000	4,529,298	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	2,500,000	2,462,150	(a)(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.774%	1/25/33	267,112	258,056	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.774%	9/25/33	345,395	326,002	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.494%	12/25/36	730,651	417,332	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.586%	2/3/29	22,629	23,760	(a)(b)(e)

Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.704%	10/25/36	3,715,000	3,619,517	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.506%	3/25/36	3,100,000	3,183,158	(a)(b)
FBR Securitization Trust, 2005-5 M1	0.614%	11/25/35	10,261,000	8,448,836	(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	4,200,000	4,169,340	(a)(b)(e)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	3,000,000	2,970,300	(a)(b)(e)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	$65,081	$2,724	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	1,225,000	1,114,951	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.654%	3/13/32	1,975,000	1,766,661	(b)
GSAA Home Equity Trust, 2005-6 A3	0.524%	6/25/35	7,838,440	7,394,197	(b)
GSAA Home Equity Trust, 2005-9 2A4	0.614%	8/25/35	6,500,000	5,328,824	(b)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,397,448	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 A7	1.981%	11/15/46	1,100,000	1,101,430	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.334%	2/25/36	3,131,041	2,894,253	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.344%	5/25/35	256,901	245,079	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.678%	1/21/31	103,079	93,199	(b)
Long Beach Mortgage Loan Trust, 2001-1 A1	0.598%	4/21/31	8,147,477	7,528,945	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.454%	11/25/34	3,320,913	3,293,682	(b)
Long Beach Mortgage Loan Trust, 2005-2 M4	1.084%	4/25/35	14,730,000	14,041,829	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.314%	10/25/36	2,588,566	1,222,846	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.324%	1/25/47	1,310,452	531,248	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.399%	1/25/37	166,642	164,968	(b)
Nelnet Student Loan Trust, 2013-5A A	0.784%	1/25/37	4,181,645	4,184,032	(a)(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.741%	4/15/26	2,060,000	2,052,790	(a)(b)(e)
North Carolina State Education Assistance Authority, 2012-1 A	0.954%	7/25/39	486,525	488,242	(b)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	6,333,675	6,464,434	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.934%	1/25/31	335,345	217,331	(b)
RAAC Series, 2007-RP2 A	0.504%	2/25/46	296,823	259,771	(a)(b)
Residential Asset Mortgage Products Inc., 2003- RS2 AII	0.834%	3/25/33	79,980	70,433	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.614%	6/25/31	178,912	157,500	(b)
SACO I Trust, 2005-08 A1	0.714%	11/25/35	96,385	95,712	(b)
SACO I Trust, 2005-10 1A	0.674%	6/25/36	1,202,737	1,584,096	(b)
Saranac CLO I Ltd., 2013-1A A1A	1.789%	10/26/24	4,600,000	4,588,500	(a)(b)
Saranac CLO I Ltd., 2013-1A C	3.009%	10/26/24	1,100,000	1,061,500	(a)(b)
Saranac CLO Ltd., 2014-2A B	2.283%	2/20/25	750,000	732,750	(a)(b)
Saxon Asset Securities Trust, 2005-1 M1	0.844%	5/25/35	263,812	246,225	(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	9,800,000	9,738,260	(a)(b)(e)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	2,350,000	2,334,255	(a)(b)(e)
SLM Student Loan Trust, 2005-04 A3	0.359%	1/25/27	600,000	589,610	(b)
SLM Student Loan Trust, 2006-5 A5	0.349%	1/25/27	6,030,000	5,954,939	(b)
SLM Student Loan Trust, 2011-A A3	2.655%	1/15/43	3,125,000	3,316,231	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.904%	5/26/26	1,000,000	1,011,486	(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	3,051,004	3,005,239	(a)
Sound Point CLO Ltd., 2014-1A B1	2.134%	4/18/26	4,000,000	3,912,800	(a)(b)(e)
Structured Asset Investment Loan Trust, 2004-1 A3	0.954%	2/25/34	10,756,606	10,116,556	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,374,808	2,343,071
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,544,034	1,590,823
Venture CDO Ltd., 2013-15A B1	2.330%	7/15/25	2,900,000	2,887,240	(a)(b)(e)
Venture CDO Ltd., 2013-15A C	3.380%	7/15/25	3,000,000	2,995,500	(a)(b)(e)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	8,260,000	8,218,193	(a)(b)(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $197,336,266)				199,668,146

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.2%
ACRE Commercial Mortgage Trust	3.157%	6/15/30	730,000	734,119	(a)(b)
ACRE Commercial Mortgage Trust	4.557%	6/15/30	1,880,000	1,894,138	(a)(b)
American Home Mortgage Assets, 2006-4 1A12	0.364%	10/25/46	1,375,614	885,576	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
American Home Mortgage Investment Trust, 2004- 4 1A1	0.494%	2/25/45	$3,238,714	$3,050,875	(b)
Banc of America Commercial Mortgage Inc., 2006- 1 AM	5.421%	9/10/45	1,179,000	1,261,656	(b)
Banc of America Commercial Mortgage Inc., 2006- 5 AM	5.448%	9/10/47	5,860,000	6,276,834
Banc of America Funding Corp., 2005-E 8A1	2.214%	6/20/35	127,339	82,078	(b)
Banc of America Funding Corp., 2006-H 1A1	2.586%	9/20/46	617,552	509,938	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.169%	12/25/34	109,854	109,129	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.040%	2/25/35	37,099	36,347	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.142%	11/25/34	4,715,830	4,637,745	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	2,375,000	2,692,357	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	4,590,000	5,128,815	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.324%	6/25/47	4,991,382	4,016,410	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.349%	1/15/46	700,000	748,965	(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.234%	9/10/45	15,820,204	1,776,229	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.554%	5/25/35	214,890	213,038	(a)(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	1,100,000	1,209,272	(b)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	280,000	267,935
Commercial Mortgage Pass-Through Certificates, 2013-CR11 AM	4.715%	10/10/46	2,169,000	2,312,722	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	910,000	939,985
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,010,000	1,039,232
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	440,000	455,252	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	210,000	217,165	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,190,000	1,167,154	(a)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.601%	4/10/47	37,198,000	3,308,911	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.609%	3/10/47	22,673,000	2,142,644	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.414%	7/25/35	5,171,831	4,481,925	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.364%	7/25/46	1,066,141	889,741	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.344%	7/25/46	1,540,526	1,266,408	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.344%	8/25/46	591,104	433,173	(b)
Countrywide Home Loans, 2005-09 2A1	0.374%	5/25/35	3,662,561	2,659,631	(b)
Countrywide Home Loans, 2005-11 3A3	2.556%	4/25/35	89,300	65,103	(b)
Countrywide Home Loans, 2005-11 6A1	0.754%	3/25/35	37,753	33,287	(b)
Countrywide Home Loans, 2005-R3 AF	0.554%	9/25/35	1,236,930	1,116,241	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.454%	5/25/35	5,412,986	4,645,576	(b)
Credit Suisse Commercial Mortgage Trust, 2007- C2 AM	5.549%	1/15/49	2,698,000	2,909,674	(b)
Credit Suisse Mortgage Capital Certificates, 2007- C1 A3	5.383%	2/15/40	290,230	312,792
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.604%	6/25/34	689,945	630,230	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Deutsche Mortgage Securities Inc., 2006-PR1 4AF1	0.445%	4/15/36	$14,933,208	$13,705,960	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.446%	10/19/45	2,004,702	1,785,135	(b)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	1,130,000	1,121,134	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.705%	2/25/48	242,853	242,974	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	18,614	20,051
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	12,708	2,151
Federal Home Loan Mortgage Corp. (FHLMC), 283 IO, IO	3.500%	10/15/27	531,997	83,210
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,801,726	8,479,571
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.135%	11/15/36	1,217,924	180,971	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.345%	7/15/37	1,635,659	267,291	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.875%	9/15/37	2,823,520	410,375	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.075%	1/15/40	1,101,174	167,104	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,347,169
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,811,103	9,493,232
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.795%	10/15/41	3,909,146	776,120	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.445%	11/15/41	4,665,738	830,601	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.895%	8/15/39	3,103,759	417,046	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.795%	6/15/42	934,128	186,317	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.895%	7/15/42	535,862	119,528	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	5,173,216	735,825
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.895%	8/15/42	1,071,406	238,953	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,783,420	539,924
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.995%	11/15/42	725,400	157,174	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.995%	11/15/42	836,732	193,868	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.995%	11/15/42	1,197,084	260,771	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.045%	5/15/39	6,205,166	1,189,806	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.095%	9/15/42	1,421,895	281,701	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	7,172,586	1,001,205
Federal Home Loan Mortgage Corp. (FHLMC), K037 X1, IO	1.200%	1/25/24	37,172,790	2,854,573	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	2,647	2,608
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	8,753,777	9,765,661

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.664%	7/25/21	$13,882,991	$1,336,710	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.043%	1/25/20	22,383,059	1,087,794	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.196%	4/25/20	22,386,282	1,194,174	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.663%	6/25/20	13,725,669	1,064,865	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.573%	10/25/21	8,795,813	828,249	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.444%	12/25/21	6,682,010	570,744	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.511%	6/25/22	8,788,331	843,943	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.902%	9/25/22	6,365,432	373,193	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.375%	6/25/21	14,180,742	1,023,850	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.446%	11/25/36	3,679,019	759,437	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.326%	4/25/40	1,912,293	289,968	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.496%	9/25/40	3,042,021	514,398	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,829,277
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.376%	12/25/40	1,004,321	124,375	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,209,401	1,374,823
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.486%	7/25/41	1,701,163	281,172	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.546%	10/25/26	1,342,173	229,943	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.446%	10/25/40	2,765,545	472,912	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,278,592	1,420,707
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	4,758,217	5,240,182
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,858,566	2,062,077
Federal National Mortgage Association (FNMA), 2012-070 HS, IO	5.846%	7/25/42	4,641,962	938,608	(b)
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.496%	2/25/41	1,417,552	261,586	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	5,441,862	658,319
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	309,920	264,015
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.496%	3/25/42	4,489,278	689,828	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	$232,440	$198,013
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.446%	7/25/42	1,534,151	277,548	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,163,647	387,751
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.946%	9/25/42	1,791,843	379,556	(b)
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.946%	7/25/40	4,825,965	922,454	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.996%	11/25/42	2,186,801	475,501	(b)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.996%	11/25/42	1,592,344	365,437	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.996%	11/25/42	2,492,795	566,191	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.996%	12/25/42	2,904,139	616,507	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.996%	12/25/42	843,502	190,688	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.996%	12/25/42	2,179,476	525,980	(b)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.996%	12/25/42	1,842,834	386,686	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	4,570,945	588,955
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	8,305,864	9,261,429
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	17,451,609	19,340,588
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	5,281,546	725,546
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.946%	7/25/43	2,193,177	484,711	(b)
Federal National Mortgage Association (FNMA), 2013-126 CS, IO	5.996%	9/25/41	7,282,410	1,252,178	(b)
Federal National Mortgage Association (FNMA), 2014-M3 X2, IO	0.233%	1/25/24	138,392,782	1,326,772	(b)(e)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	1,802,918	308,683
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	564,825	105,849
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	279,397	44,879	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	283,507	47,018	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	363,084	55,467
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	2,080,673	361,486
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	6,887,018	757,713
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	7,236,684	896,428
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	1,759,444	382,055
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	771,246	191,241
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	2,043	223
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	2	23

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	$100	$1,740
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	15,807	15,622
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	4,598,016	1,009,280
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	3,643,621	774,568
FREMF Mortgage Trust, 2014-K36 C	4.361%	12/25/46	2,120,000	2,016,650	(a)(b)
FREMF Mortgage Trust, 2014-K714 B	3.724%	1/25/47	1,570,000	1,575,760	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.724%	1/25/47	860,000	828,317	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006- C1 AM	5.290%	11/10/45	6,165,000	6,514,050	(b)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,191,187
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.193%	11/20/39	1,548,526	254,997	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.343%	3/20/39	1,269,542	184,147	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.323%	4/20/40	623,388	112,473	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,389,495
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.395%	4/16/34	276,889	15,203	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	2,900,000	3,082,978
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,700,000	7,170,889
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.493%	1/20/40	1,408,834	231,219	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	17,505,000	18,607,850
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	2,381,486	181,485
Government National Mortgage Association (GNMA), 2010-H03 FA	0.705%	3/20/60	3,806,327	3,792,038	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.155%	5/20/60	1,958,278	1,984,497	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.509%	8/20/58	1,357,381	1,348,269	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.539%	12/20/60	1,577,136	1,561,659	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.559%	12/20/60	4,488,499	4,443,636	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,448,842
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.950%	9/16/46	94,226,079	4,903,619	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.659%	1/20/61	2,620,227	2,609,277	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.659%	12/20/60	2,846,737	2,834,684	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.609%	2/20/61	2,609,436	2,592,456	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.639%	3/20/61	5,128,516	5,102,391	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.659%	3/20/61	3,597,445	3,581,948	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.291%	4/16/53	$29,253,741	$1,943,765	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.981%	3/16/49	45,121,375	2,751,817	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	5,013,808	723,338
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,259,101	122,047
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.945%	8/16/42	3,457,945	553,141	(b)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.825%	8/16/52	9,005,405	588,215	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.858%	2/16/53	70,761,712	4,692,421	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.033%	1/16/53	20,361,013	1,780,082	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.857%	2/16/53	32,977,639	2,323,703	(b)
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.773%	9/16/51	102,035,578	6,856,281	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.124%	9/16/44	25,202,294	1,980,999	(b)
Government National Mortgage Association (GNMA), 2013-147 QS, IO, PAC	6.593%	12/20/39	5,213,671	1,052,911	(b)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.543%	6/20/43	5,405,853	1,138,899	(b)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	3,643,610	3,696,704	(b)
Government National Mortgage Association (GNMA), 2013-154 AB	2.900%	2/16/44	10,990,413	11,150,257	(b)
Government National Mortgage Association (GNMA), 2013-163, IO	1.215%	2/16/46	25,564,751	2,109,092	(b)(e)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	7,113,719	7,117,859
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.948%	6/16/55	17,498,224	1,142,442	(b)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	4,641,633	4,615,640
Government National Mortgage Association (GNMA), 2014-005 SP, IO	5.995%	6/16/43	4,203,693	728,555	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.041%	9/16/55	26,920,000	2,055,988	(b)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	1.385%	2/16/48	27,440,000	2,328,112	(e)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.374%	6/25/45	3,922,287	3,464,521	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.414%	10/25/45	740,971	666,908	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.820%	7/10/38	1,800,000	1,959,293	(b)
GS Mortgage Securities Trust, 2012-ALOH A	3.551%	4/10/34	1,750,000	1,762,596	(a)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	2,750,000	2,901,547
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	2,010,000	2,138,282
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,630,000	1,737,305	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.504%	1/25/35	202,529	170,183	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.504%	3/25/35	8,494,684	7,426,664	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	717,673	727,707
HarborView Mortgage Loan Trust, 2005-9 2A1A	0.497%	6/20/35	586,937	552,415	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B	0.527%	6/20/35	12,386,111	11,490,422	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.604%	7/25/34	303,665	299,273	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.504%	8/25/36	961,860	941,227	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.404%	4/25/37	5,056,888	4,736,211	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.608%	9/25/35	$57,578	$51,021	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	2,280,000	2,388,437
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.082%	11/15/45	940,000	986,012	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.888%	1/15/47	490,000	518,341	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	1,010,000	1,102,688
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 AM	5.372%	5/15/47	200,000	210,124
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.904%	2/12/51	1,845,000	2,083,937	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	400,000	451,003	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2012-LC9 XA, IO	1.941%	12/15/47	12,349,339	1,258,669	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.555%	10/15/30	3,570,000	3,572,285	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.705%	10/15/30	2,730,000	2,734,868	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.868%	7/15/44	840,000	938,172	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.498%	6/15/36	1,622,077	4,067	(a)(b)(f)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.150%	9/15/45	930,000	1,060,244	(b)
Lehman XS Trust, 2005-7N 1A1B	0.454%	12/25/35	68,305	38,246	(b)
Luminent Mortgage Trust, 2006-1 A1	0.394%	4/25/36	354,285	234,683	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.384%	5/25/37	168,397	114,552	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.180%	12/25/34	88,512	88,457	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	545,913	562,329	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	102,462	105,658	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.504%	5/25/35	808,326	687,198	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	921,563	973,341	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.630%	12/25/35	63,821	56,934	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.841%	6/12/50	620,000	689,788	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-9 A4	5.700%	9/12/49	2,872,000	3,208,257
MLCC Mortgage Investors Inc., 2006-1 1A	2.457%	2/25/36	269,515	253,694	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.883%	8/15/45	10,171,254	928,941	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 AS	3.476%	11/15/45	860,000	846,154
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 A4	2.918%	2/15/46	730,000	699,097
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,426,000	1,361,927
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	1,180,000	1,143,250
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	510,000	532,729	(b)
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	60,000	66,322	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.458%	10/25/34	426,427	417,663	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.461%	7/25/35	2,116,753	1,924,620	(b)
Mortgage IT Trust, 2005-1 1A1	0.474%	2/25/35	795,857	770,146	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	315,071	325,790	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	$273,501	$258,582
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.474%	4/25/35	4,607,705	4,436,073	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	7,280,567	7,549,701	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	2,920,201	3,052,162	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	486,965	486,658	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	27,953,493	27,713,792	(a)
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	6,016,000	6,116,588	(a)(b)
RBSSP Resecuritization Trust, 2010-3 4A1	3.089%	12/26/35	118,276	118,694	(a)(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.314%	1/25/37	946,620	682,239	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	4,744,905	4,862,180
Structured ARM Loan Trust, 2004-10 2A	2.388%	8/25/34	5,934,848	5,827,587	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.474%	10/25/35	734,387	639,427	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	2,508,290	2,562,926
UBS Barclays Commercial Mortgage Trust, 2012- C4 AS	3.317%	12/10/45	1,190,000	1,147,822	(a)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	1,000,000	961,496	(a)
Wachovia Bank Commercial Mortgage Trust, 2007- C30 AM	5.383%	12/15/43	1,250,000	1,353,041
WaMu Mortgage Pass-Through Certificates, 2002- AR19 A6	2.465%	2/25/33	136,569	134,546	(b)
WaMu Mortgage Pass-Through Certificates, 2003- AR9 1A7	2.419%	9/25/33	43,805	44,695	(b)
WaMu Mortgage Pass-Through Certificates, 2003- S7 A1	4.500%	8/25/18	379,139	383,518
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A1	0.494%	1/25/45	519,501	480,902	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.424%	7/25/45	64,924	60,062	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.474%	8/25/45	7,343,385	6,811,716	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.444%	10/25/45	126,878	116,626	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.424%	12/25/45	9,770,709	9,129,486	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.444%	12/25/45	147,066	135,222	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.197%	9/25/36	413,037	360,915	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	10,852	11,397
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	362,442	366,525	(a)(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.616%	4/25/36	1,573,515	1,509,282	(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.509%	3/15/47	10,820,000	907,866	(b)(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $524,057,307)				513,974,434

MORTGAGE-BACKED SECURITIES - 26.0%
FHLMC - 3.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/39	1,094,939	1,210,104
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-3/1/38	4,314,483	4,638,247
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	756,635	853,276
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/16/29-5/12/44	3,200,000	3,213,438	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,718,163	1,924,109
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	6/1/33-8/1/35	5,033,730	5,534,678
Federal Home Loan Mortgage Corp. (FHLMC)	2.355%	10/1/35	870,576	942,799	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.545%	1/1/36	208,415	223,189	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,854	8,282	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FHLMC - 3.6% (continued)
Federal Home Loan Mortgage Corp. (FHLMC)	2.190%	2/1/37	$129,133	$136,396	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	4/1/37	76,735	81,746	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.636%	8/1/37	4,011,946	4,313,062	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.285%	1/1/38	251,294	268,788	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	4,687,773	4,836,255
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/42	92,642	93,178
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	5/12/44	40,200,000	38,631,259	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	2,768,595	2,873,425
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	27,089	28,650
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	177,830	189,984
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	24,438,846	25,602,275
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	997,045	1,094,974
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	673,681	757,997
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	2,037,891	2,229,556
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43	2,532,927	2,528,988

Total FHLMC				102,214,655

FNMA - 18.1%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	1,470	1,474
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	34,506,529	36,950,901
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/43	48,409,633	50,441,858
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/42	15,763,240	16,973,630
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	17,604,091	19,619,725
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	177,341	187,469
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	7,849,513	8,745,274
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	6,454,992	6,357,786
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-5/1/40	4,775,296	5,357,667
Federal National Mortgage Association (FNMA)	3.500%	4/16/29-5/12/44	38,000,000	39,096,437	(h)
Federal National Mortgage Association (FNMA)	3.500%	6/1/33-5/1/43	57,999,018	58,545,035
Federal National Mortgage Association (FNMA)	2.838%	6/1/35	2,524,502	2,706,171	(b)
Federal National Mortgage Association (FNMA)	2.395%	7/1/35	569,914	609,006	(b)
Federal National Mortgage Association (FNMA)	2.253%	8/1/35	359,327	386,724	(b)
Federal National Mortgage Association (FNMA)	2.317%	9/1/35	717,890	757,504	(b)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	1,337,953	1,420,113	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	10,722,886	11,862,202
Federal National Mortgage Association (FNMA)	2.145%	10/1/35	3,519,952	3,721,858	(b)
Federal National Mortgage Association (FNMA)	2.250%	10/1/35	481,154	516,345	(b)
Federal National Mortgage Association (FNMA)	2.277%	10/1/35	566,634	601,649	(b)
Federal National Mortgage Association (FNMA)	2.362%	10/1/35	533,209	573,907	(b)
Federal National Mortgage Association (FNMA)	3.048%	10/1/35	777,504	827,952	(b)
Federal National Mortgage Association (FNMA)	2.078%	11/1/35	1,349,170	1,425,038	(b)
Federal National Mortgage Association (FNMA)	2.094%	11/1/35	1,210,283	1,281,549	(b)
Federal National Mortgage Association (FNMA)	2.110%	11/1/35	1,460,238	1,542,470	(b)
Federal National Mortgage Association (FNMA)	2.115%	11/1/35	1,039,861	1,097,948	(b)
Federal National Mortgage Association (FNMA)	2.117%	11/1/35	1,647,564	1,740,355	(b)
Federal National Mortgage Association (FNMA)	2.615%	9/1/36	569,392	610,611	(b)
Federal National Mortgage Association (FNMA)	2.459%	12/1/36	31,009	33,026	(b)
Federal National Mortgage Association (FNMA)	1.766%	2/1/37	9,663,722	10,112,536	(b)
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	4,870,007	4,664,036

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - 18.1% (continued)
Federal National Mortgage Association (FNMA)	3.000%	5/12/44	$6,000,000	$5,774,062	(h)
Federal National Mortgage Association (FNMA)	4.000%	5/12/44	93,500,000	96,845,547	(h)
Federal National Mortgage Association (FNMA)	4.500%	5/12/44	63,200,000	67,189,503	(h)
Federal National Mortgage Association (FNMA)	5.000%	5/12/44	49,300,000	53,617,603	(h)

Total FNMA				512,194,971

GNMA - 4.3%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	28,744	29,198
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	85,694	96,291
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	104,698	110,868
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	15,962,165	18,300,244
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	17,547,399	19,899,671
Government National Mortgage Association (GNMA)	5.500%	1/15/33-6/15/36	711,446	794,486
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	2,538,150	2,786,148
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	12,906,284	13,948,404
Government National Mortgage Association (GNMA)	3.500%	4/22/44	16,200,000	16,526,530	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	552,875	626,903
Government National Mortgage Association (GNMA) II	3.500%	4/22/44	8,200,000	8,367,843	(h)
Government National Mortgage Association (GNMA) II	4.000%	4/22/44	32,500,000	34,150,389	(h)
Government National Mortgage Association (GNMA) II	4.500%	4/22/44	5,000,000	5,389,844	(h)

Total GNMA				121,026,819

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $732,045,302)				735,436,445

MUNICIPAL BONDS - 0.2%
Illinois - 0.2%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	5,380,000	5,485,448

Puerto Rico - 0.0%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/57	260,000	209,370
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	530,000	434,356
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	130,000	110,494
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	330,000	265,353

Total Puerto Rico				1,019,573

TOTAL MUNICIPAL BONDS (Cost - $6,404,597)				6,505,021

SOVEREIGN BONDS - 4.8%
Chile - 0.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	1,750,000	1,779,808	(a)

Colombia - 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	11,700,000	12,214,800

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Indonesia - 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	$4,626,000	$4,365,788	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	316,825	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,190,000	1,219,750	(a)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	352,750	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	911,000	978,186	(a)

Total Indonesia				7,233,299

Mexico - 1.9%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	127,400
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	165,640
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	646,000
United Mexican States, Senior Notes	5.550%	1/21/45	48,980,000	52,041,250

Total Mexico				52,980,290

Poland - 0.6%
Republic of Poland, Senior Notes	4.000%	1/22/24	16,860,000	16,976,539

Russia - 0.5%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	11,488,135	13,067,753	(a)

South Africa - 0.4%
Republic of South Africa, Senior Notes	5.875%	9/16/25	10,730,000	11,534,750

Turkey - 0.7%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,160,000	1,209,880
Republic of Turkey, Senior Bonds	5.750%	3/22/24	8,810,000	9,107,337
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,870,000	2,085,050
Republic of Turkey, Senior Notes	7.500%	11/7/19	590,000	675,845
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,180,000	2,342,410
Republic of Turkey, Senior Notes	6.625%	2/17/45	3,030,000	3,192,863

Total Turkey				18,613,385

TOTAL SOVEREIGN BONDS (Cost - $129,969,874)				134,400,624

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.0%
U.S. Government Agencies - 5.6%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	16,050,000	15,720,766
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	13,113,111
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	15,110,000	20,762,440
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	66,300,000	57,075,482
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	120,501
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,772,530
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,035,514
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,681,009
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,236,617
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	9,958,010
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,574,452
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	793,465
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,033,729
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	5,904,796
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,088,081
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,328,695

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - 5.6% (continued)
Tennessee Valley Authority, Notes	5.250%	9/15/39	$4,970,000	$5,627,973

Total U.S. Government Agencies				159,827,171

U.S. Government Obligations - 0.4%
U.S. Treasury Bonds	3.750%	11/15/43	610,000	631,636
U.S. Treasury Notes	0.250%	6/30/14	260,000	260,122
U.S. Treasury Notes	0.250%	9/15/14	270,000	270,221
U.S. Treasury Notes	0.250%	10/31/15	150,000	149,965
U.S. Treasury Notes	1.500%	12/31/18	280,000	277,900
U.S. Treasury Notes	1.500%	2/28/19	1,780,000	1,762,200
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,038,908
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	995,954
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	14,430,000	4,904,339

Total U.S. Government Obligations				11,291,245

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $159,105,279)				171,118,416

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	12,996,261	15,560,996
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,802,771	4,185,164
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	16,022,475	13,416,323
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	14,794,042	14,632,224

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $51,198,958)				47,794,707

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 30-Year Notes, Call @ $132.00		4/25/14	74	134,125
U.S. Treasury 5-Year Notes, Call @ $121.75		5/23/14	155	1,211

TOTAL PURCHASED OPTIONS (Cost - $87,650)				135,336

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,858,195,757)				2,876,406,214

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 10.8%
U.S. Government Agencies - 3.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	4/21/14	$30,000,000	29,997,833	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	6/9/14	50,000,000	49,997,100	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.129%	6/16/14	25,000,000	24,998,425	(i)

Total U.S. Government Agencies (Cost - $104,978,567)				104,993,358

Repurchase Agreements - 7.1%
Barclays Capital Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $73,488,082; (Fully collateralized by U.S. government obligations, 2.000% due 11/30/20; Market value - $74,952,321)	0.040%	4/1/14	73,488,000	73,488,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $71,059,079; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value - $72,480,158)	0.040%	4/1/14	71,059,000	71,059,000

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 7.1% (continued)
Goldman Sachs & Co. repurchase agreement dated 3/31/14; Proceeds at maturity - $55,853,109; (Fully collateralized by U.S. government agency obligations, 1.680% due 11/19/18; Market value - $57,005,425)	0.070%	4/1/14	$55,853,000	$55,853,000

Total Repurchase Agreements (Cost - $200,400,000)				200,400,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $305,378,567)				305,393,358

TOTAL INVESTMENTS - 112.6% (Cost - $3,163,574,324#)				3,181,799,572
Liabilities in Excess of Other Assets - (12.6)%				(354,967,947)

TOTAL NET ASSETS - 100.0%				$2,826,831,625

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of March 31, 2014.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Illiquid security.

(g)	Value is less than $1.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Call	4/25/14	$124.00	214	$90,281
U.S. Treasury 10-Year Notes, Call	4/25/14	125.00	194	27,281
U.S. Treasury 10-Year Notes, Call	4/25/14	123.50	39	24,984
U.S. Treasury 10-Year Notes, Call	4/25/14	125.50	110	8,594
U.S. Treasury 10-Year Notes, Call	4/25/14	124.50	13	3,250
U.S. Treasury 10-Year Notes, Put	4/25/14	123.50	244	156,313
U.S. Treasury 10-Year Notes, Put	4/25/14	123.00	59	25,813
U.S. Treasury 30-Year Notes, Call	4/25/14	134.00	99	74,250
U.S. Treasury 30-Year Notes, Call	4/25/14	133.00	51	61,359
U.S. Treasury 30-Year Notes, Call	4/25/14	135.00	25	10,938
U.S. Treasury 30-Year Notes, Call	4/25/14	137.00	30	4,219
U.S. Treasury 30-Year Notes, Put	4/25/14	132.00	80	47,500
U.S. Treasury 30-Year Notes, Put	4/25/14	130.00	40	7,500
U.S. Treasury 5-Year Notes, Call	4/25/14	119.00	88	34,375
U.S. Treasury 5-Year Notes, Call	4/25/14	120.00	108	8,438
U.S. Treasury 5-Year Notes, Call	4/25/14	119.50	44	8,250
U.S. Treasury 5-Year Notes, Call	5/23/14	120.00	110	20,768

TOTAL WRITTEN OPTIONS (Premiums received - $724,469)				$614,113

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$410,793,628	$0	*	$410,793,628
All other corporate bonds & notes	—	656,579,457	—		656,579,457
Asset-backed securities	—	174,549,491	25,118,655		199,668,146
Collateralized mortgage obligations	—	510,319,550	3,654,884		513,974,434
Mortgage-backed securities	—	735,436,445	—		735,436,445
Municipal bonds	—	6,505,021	—		6,505,021
Sovereign bonds	—	134,400,624	—		134,400,624
U.S. government & agency obligations	—	171,118,416	—		171,118,416
U.S. Treasury inflation protected securities	—	47,794,707	—		47,794,707
Purchased options	$135,336	—	—		135,336

Total long-term investments	$135,336	$2,847,497,339	$28,773,539		$2,876,406,214

Short-term investments†	—	305,393,358	—		305,393,358

Total investments	$135,336	$3,152,890,697	$28,773,539		$3,181,799,572

Other financial instruments:
Futures contracts	$3,845,576	—	—		$3,845,576
Centrally cleared interest rate swaps	—	$236,447	—		236,447
OTC credit default swaps on corporate issues - sell protection‡	—	159,460	—		159,460
OTC credit default swaps on corporate issues - buy protection	—	3,101	—		3,101
OTC credit default swaps on credit indices - sell protection‡	—	490,982	—		490,982

Total other financial instruments	$3,845,576	$889,990	—		$4,735,566

Total	$3,980,912	$3,153,780,687	$28,773,539		$3,186,535,138

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$614,113	—	—		$614,113
Futures contracts	3,497,914	—	—		3,497,914
Centrally cleared credit default swaps on credit indices - buy protection	—	$524,094	—		524,094
Centrally cleared interest rate swaps	—	3,182,294	—		3,182,294
OTC interest rate swaps	—	3,126,951	—		3,126,951
OTC credit default swaps on corporate issues - sell protection‡	—	61,017	—		61,017
OTC credit default swaps on corporate issues - buy protection	—	319,350	—		319,350

Total	$4,112,027	$7,213,706	—		$11,325,733

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2013	$0	*	$33,908,470	—	$33,908,470
Accrued premiums/discounts	98,912		5,900	—	104,812
Realized gain (loss)(1)	—		43,255	—	43,255
Change in unrealized appreciation (depreciation)(2)	(98,912)		91,730	$4,959	(2,223)
Purchases	—		—	3,654,884	3,654,884
Sales	—		(8,954,460)	(4,959)	(8,959,419)
Transfers into Level 3(3)	—		23,760	—	23,760
Transfers out of Level 3	—		—	—	—

Balance as of March 31, 2014	$0	*	$25,118,655	$3,654,884	$28,773,539

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014(2)	$(98,912)		$91,730	$4,959	$(2,223)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for

Notes to Schedule of Investments (unaudited) (continued)

bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended March 31, 2014, the total notional value of all credit default swaps to sell protection is $19,324,721. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held written options, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $4,121,431. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2014, the

Notes to Schedule of Investments (unaudited) (continued)

Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $4,040,000, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$98,439,312
Gross unrealized depreciation	(80,214,064)

Net unrealized appreciation	$18,225,248

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	138	12/15	$34,065,599	$34,101,526	$35,927
90-Day Eurodollar	1,184	6/16	290,981,411	290,805,200	(176,211)
90-Day Eurodollar	1,757	12/16	429,780,598	429,037,438	(743,160)
U.S. Treasury 5-Year Notes	1,218	6/14	145,219,998	144,884,906	(335,092)
U.S. Treasury 10-Year Notes	1,034	6/14	127,761,204	127,699,000	(62,204)
U.S. Treasury Ultra Long-Term Bonds	1,277	6/14	181,031,033	184,486,593	3,455,560

					$2,174,820

Contracts to Sell:
90-Day Eurodollar	290	6/14	72,169,183	72,322,375	(153,192)
90-Day Eurodollar	1,000	9/14	249,084,250	249,325,000	(240,750)
90-Day Eurodollar	942	6/18	227,729,339	227,375,250	354,089
U.S. Treasury Long-Term Bonds	1,452	6/14	191,646,320	193,433,625	(1,787,305)

					$(1,827,158)

Net unrealized gain on open futures contracts					$347,662

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	1,322	$698,860
Options written	6,900	2,832,849
Options closed	(1,951)	(1,081,613)
Options exercised	(1,431)	(594,404)
Options expired	(3,292)	(1,131,223)

Written options, outstanding as of March 31, 2014	1,548	$724,469

At March 31, 2014, the Fund held TBA securities with a total cost of $368,722,348.

At March 31, 2014, the Fund held the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(314,510)

Notes to Schedule of Investments (unaudited) (continued)

Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(244,470)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(477,617)
Credit Suisse	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(212,611)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(306,119)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(561,297)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(544,020)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(92,459)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(373,848)

Total	$35,000,000				—	$(3,126,951)

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas	$236,380,000	3/31/17	3-Month LIBOR	1.890% semi-annually	$11,089	$(68,978)
BNP Paribas	247,510,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	236,447
JPMorgan Chase & Co.	25,300,000	10/7/23	4.860% semi-annually	3-Month LIBOR	(1,449,660)	(3,113,316)

Total	$509,190,000				$(1,438,571)	$(2,945,847)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	$7,100,000	3/20/24	1.10%	1.000% quarterly	$(61,017)	$(155,996)	$94,979
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	1,700,000	3/20/15	0.23%	2.930% quarterly	44,969	—	44,969
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	0.52%	1.000% quarterly	114,491	(144,189)	258,680

Total	$14,520,000				$98,443	$(300,185)	$398,628

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Marriot International Inc., 5.810%, due 11/10/15)	$4,400,000	12/20/15	0.12%	0.730% monthly	$(46,875)	—	$(46,875)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	0.46%	1.040% quarterly	(65,482)	—	(65,482)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.11%	1.130% quarterly	(48,669)	—	(48,669)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.08%	0.900% quarterly	(37,320)	—	(37,320)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.32%	0.690% quarterly	(26,721)	—	(26,721)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.15%	0.580% quarterly	(54,647)	—	(54,647)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	0.92%	0.890% quarterly	3,101	—	3,101

Notes to Schedule of Investments (unaudited) (continued)

JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.02%	0.280% quarterly	(5,250)	—	(5,250)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.07%	0.480% monthly	(34,386)	—	(34,386)

Total	$35,000,000				$(316,249)	—	$(316,249)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC (PrimeX.FRM.1)	$4,804,721	7/25/36	4.420% monthly	$490,982	$388,651	$102,331

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.IG.20)	$36,000,000	6/20/18	1.000% quarterly	$(693,025)	$(168,931)	$(524,094)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

			Futures Contracts			Centrally Cleared Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$135,336	$614,113	$3,845,576	$(3,497,912)	$(3,126,951)	—	$(2,945,847)	$(4,975,685)
Credit Risk	—	—	—	—	273,176	—	(524,094)	(250,918)

Total	$135,336	$614,113	$3,845,576	$(3,497,912)	$(2,853,775)	—	$(3,469,941)	$(5,226,603)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$213,397

Notes to Schedule of Investments (unaudited) (continued)

Written options	753,597
Futures contracts (to buy)	527,710,065
Futures contracts (to sell)	610,823,727

Average Notional Balance
Interest rate swap contracts	$183,740,000
Credit default swap contracts (to buy protection)	73,467,500
Credit default swap contracts (to sell protection)	17,678,766

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: May 23, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 23, 2014